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                              EXHIBIT 99.1

         First Quarter and Year 2001 Financial Guidance Disclosures


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                                                                   EXHIBIT 99.1


                            CLAYTON WILLIAMS ENERGY, INC.

            FIRST QUARTER AND YEAR 2001 FINANCIAL GUIDANCE DISCLOSURES



OVERVIEW

Clayton Williams Energy, Inc. and its subsidiaries (the "Company") has prepared this document to provide public disclosure of certain financial and operating estimates in order to permit the preparation of models to forecast the Company's operating results for the quarter ending March 31, 2001 and the year ending December 31, 2001. These estimates are based on information available to the Company as of the date of this filing, and actual results may vary materially from these estimates. The Company does not undertake any obligation to update these estimates as conditions change or as additional information becomes available.

The estimates provided in this document are based on assumptions that the Company believes are reasonable. Until the Company's results of operations for these periods have been finally compiled and released, all of the estimates and assumptions set forth herein constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this document that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, or may have occurred through the date of this filing, including such matters as production of oil and gas, product prices, oil and gas reserves, drilling and completion results, capital expenditures and other such matters, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from the results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the volatility of oil and gas prices, the unpredictable nature of the Company's exploratory drilling results; the reliance upon estimates of proved reserves; operating hazards and uninsured risks; competition; government regulation; and other factors referenced in filings made by the Company with the Securities and Exchange Commission.

As a matter of policy, the Company does not attempt to predict any future production from exploratory drilling, nor does it attempt to predict any dry hole and abandonment costs that may result from such drilling activities. Currently, 82% of the Company's planned capital expenditures for 2001 are attributable to exploratory prospects, including $44.8 million in South Louisiana and $14.3 million in the Cotton Valley Pinnacle Reef/Sands area. Exploratory prospects generally involve a higher degree of risk than development prospects, but may also offer a higher reserve potential and rate of return on investment. Actual levels of oil and gas production and exploration costs, when ultimately reported, may be materially affected by future exploratory drilling results.

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SUMMARY OF ESTIMATES

The following table sets forth certain estimates being used by the Company to model its anticipated results of operations for the periods shown. When a single value is provided, such value represents the mid-point of the approximate range of estimates. Otherwise, each range of values provided represents the expected low and high estimates for such financial or operating factor.

                                                  QUARTER ENDING               YEAR ENDING
                                                  MARCH 31, 2001             DECEMBER 31, 2001
                                                 -----------------           -----------------
                                                  (DOLLARS IN THOUSANDS, EXCEPT PER UNIT DATA)
AVERAGE DAILY PRODUCTION:
    Oil (Bbls)                                     6,050 to 6,150              5,600 to 5,800
    Natural gas liquids (Bbls)                       500 to 600                  500 to 600
    Gas (Mcf)                                     24,000 to 24,400            29,000 to 32,000
    Oil equivalents (BOE)                         10,550 to 10,817            10,933 to 11,733

AVERAGE REALIZED PRICES (EXCLUDING
  HEDGING INCOME/LOSSES):
    Oil (Bbls)                                    $27.92 to $28.12            $27.36 to $27.56
    Natural gas liquids (Bbls)                    $20.00 to $24.00            $20.00 to $24.00
    Gas (Mcf)                                      $6.10 to $6.40              $4.45 to $4.75

DIFFERENTIALS:
    Oil (Bbls)                                    $(.65) to $(.85)            $(.65) to $(.85)
    Natural gas liquids (Bbls)                   $(4.77) to $(8.77)          $(4.21) to $(8.21)
    Gas (Mcf)                                     $(.60) to $(.90)            $(.64) to $(.94)

HEDGING GAINS (LOSSES):
    Oil (Bbls)                                          $127                       $(459)
    Gas (Mcf)                                          $1,598                     $1,905

COSTS VARIABLE BY PRODUCTION:
    Lease operating expenses (including
      production taxes)                            $5.00 to $5.50              $4.75 to $5.25
    DD&A - Oil and gas properties                  $7.50 to $8.00              $7.50 to $8.00

OTHER REVENUES (EXPENSES):
    Natural gas services:
      Revenues                                    $1,600 to $1,900            $6,400 to $7,600
      Operating costs                           $(1,400) to $(1,600)        $(5,600) to $(6,400)
    Exploration costs:
      Abandonments and impairments              $(5,000) to $(5,200)        $(5,600) to $(7,000)
      Seismic and other                         $(8,300) to $(8,500)       $(10,000) to $(12,000)
    DD&A - Other                                  $(250) to $(300)          $(1,000) to $(1,200)
    General and administrative                  $(1,200) to $(1,300)        $(6,000) to $(7,000)
    Stock-based employee compensation                   $225                     $50 to $150
    Interest expense                              $(500) to $(550)          $(2,800) to $(3,100)

INCOME TAX RATE:
    Current                                              0%                          1%
    Deferred                                            35%                         34%

WEIGHTED AVERAGE SHARES OUTSTANDING
  (IN THOUSANDS):
    Basic                                              9,300                   9,300 to 9,600
    Diluted                                            9,550                   9,500 to 9,900


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SUPPLEMENTARY INFORMATION

OIL AND GAS PRODUCTION

The following table sets forth, by area, the approximate mid-point of the estimated range of daily net production for the first quarter 2001 and the year 2001.


                                       Oil (Bbl)    NGL (Bbl)    Gas (Mcf)
                                       ---------    ---------    ---------
FIRST QUARTER 2001:
    Trend                                 5,100        411          4,100
    Cotton Valley                            -          -          13,756
    Louisiana                               144         -           1,233
    New Mexico/West Texas                   733        122          1,344
    Other                                   123         34          3,778
                                       ---------    ---------    ---------
                                          6,100        567         24,211
                                       =========    =========    =========

YEAR 2001:
    Trend                                 4,564        400          3,764
    Cotton Valley                            -          -          18,334
    Louisiana                               236         -           4,521
    New Mexico/West Texas                   811        126          1,318
    Other                                   104         33          2,633
                                       ---------    ---------    ---------
                                          5,715        559         30,570
                                       =========    =========    =========

Oil and gas production includes estimates of net production to be derived from the drilling of 11 gross (11.0 net) horizontal wells in the Trend and 16 gross (8.8 net) wells in Eddy County, New Mexico. Cotton Valley gas production includes estimated net production from all six of the Company's producing Pinnacle Reef/Sand wells, including the Lee Fazzino #1, but does not include any production that may be derived from the Neyland #1 well, which is currently being drilled, or from any future wells drilled in this area. Louisiana oil and gas production includes net production from five Sweetlake wells and three Plaquemines Parish wells which are either producing or are being completed as of the date of this filing, but does not include any estimates of production that may be derived from wells drilled subsequent to the date of this filing.

EXPLORATION COSTS

For the first quarter 2001, the Company expects to record abandonment and impairment costs of approximately $5 million, of which $3 million relates to dry hole costs on the Big Red #1, a Cotton Valley Pinnacle Reef well. In addition, the Company expects to spend approximately $8.4 million for seismic and other exploration costs, including $7.5 million to acquire up to 3,400 square miles of 3-D seismic data in South Louisiana.

For the remainder of 2001, projected exploration costs consists only of $200,000 per quarter for impairments of unproved properties and $500,000 per quarter for seismic and other exploration costs. Actual exploration costs, when ultimately reported, may be materially affected by future exploratory drilling results.

ACCOUNTING FOR DERIVATIVES

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities." The effect of such adoption on the Company's results of operations for the first quarter and year 2001 is not expected to be significant.